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                               BISHOP STREET FUNDS

                                MONEY MARKET FUND

                       SUPPLEMENT DATED NOVEMBER 30, 1999
                       TO PROSPECTUS DATED APRIL 30, 1999

The Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The fourth paragraph of the section entitled "GENERAL INFORMATION" on page 7 of the Prospectus should be removed and replaced with the following:

The Money Market Fund calculates its NAV once each Business Day at 2:00 p.m., Eastern time. So, for you to be eligible to receive dividends from the Money Market Fund declared on the day you submit your purchase order, we must receive your order before 2:00 p.m., Eastern time.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.